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                                                                   EXHIBIT 10.47

                             REGISTRATION AGREEMENT

                 THIS REGISTRATION AGREEMENT, dated as of January 6, 1998 (this "Agreement") between BINHAD, INC. (formerly known as CAPITOL METALS CO., INC.), a California corporation (the "Holder"), and CONSOLIDATED CAPITAL OF NORTH AMERICA, INC., a Colorado corporation (the "Company"), is made with reference to the following facts:

                 A. Pursuant to the terms of an Asset Purchase Agreement dated as of December 1, 1997 (the "Asset Purchase Agreement"), between the Company, as purchaser ("Purchaser"), and the Holder, as seller, and the Order Approving Sale of Substantially All Property of the Estate Free and Clear of Liens and Interests, entered December 29, 1997, in the U.S. Bankruptcy Court (the "Sale Order"), the Company issued 269,349 common shares of the Company to the Holder (the "Initial Shares") and the Holder may be entitled to receive additional common shares of the Company as set forth in the Sale Order (the "Additional Shares"). The Initial Shares issued to the Holder on the date of this Agreement and any and all such Additional Shares that may be issued to the Holder pursuant to the Sale Order are referred to collectively herein as the "Shares".

                 B. The Company's execution and delivery of this Agreement with respect to the Shares is a condition of the Holder's obligation to consummate the Asset Purchase Agreement.

                 NOW, THEREFORE, in consideration of the foregoing and of the mutual promises contained herein, the parties agree as follows:

                 1. Definitions. The following terms, when used herein, shall have the meanings set forth below:

                          (a)     "Commission" shall mean the Securities and
Exchange Commission or any other federal agency at the time administering the Securities Act.

                          (b)     "Exchange Act" shall mean the Securities
Exchange Act of 1934, as amended.

                          (c)     "Holder" shall mean the person or entity set
forth above or any assignee thereof in accordance with Section 10 hereof.

                          (d)     The term "register", "registered", and
"registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

                          (e)     "Registrable Securities" shall mean (i) the
Shares, and (2) any common stock of the Company issued as a dividend or other distribution with respect to, or in


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exchange for or in replacement of, the Shares, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which the rights of such person under this Agreement are not assigned.

                          (f)     "Securities Act" shall mean the Securities
Act of 1933, as amended.

                 2. Registration. The Company shall cause to be registered all of the Registrable Securities under the Securities Act. In connection with such registration, the Company shall:

                          (a)     Prepare and file with the Commission a
registration statement as soon as practical but in any event no later than 90 days after the "Closing Date" as such term is defined in the Asset Purchase Agreement (the "Filing Date"), which registration statement shall include the Initial Shares, and thereafter use its best efforts to have such registration statement declared effective within 30 days of the Filing Date. In the event any Additional Shares are issued after the Effective Date the Company shall prepare and file with the Commission an amendment to the registration statement as soon as practical but in any event no later than 10 days after the Effective Date and shall thereafter use its best efforts to have such amendment to the registration statement declared effective as soon as practicable. The Company shall keep the registration statement effective for a period of 120 days after the Effective Date.

                          (b)     Prepare and file with the Commission such
amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement and to keep the registration statement and any amendment and supplement thereto effective for the period specified in Section 2(a).

                          (c)     Furnish to the Holder such numbers of copies
of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by the Holder.

                          (d)     Use its best efforts to register and qualify
the securities covered by such registration statement in the State of California and under such other securities or Blue Sky laws of such other jurisdictions as shall be reasonably requested by the Holder, provided that the Company shall not be required to qualify to do business or to file a general consent to service or process in any such other jurisdictions.

                          (e)     In the event of any underwritten public
offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, including any reasonably required opinions of counsel or cold comfort letters. If the Holder participates in such underwriting the Holder shall also enter into and perform its obligations under such agreement.


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                          (f)     Notify the Holder at any time when a
prospectus relating to the Registrable Securities covered by such registration statement is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of the Holder prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                 3. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to
Section 2 with respect to the Registrable Securities of the Holder that the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of the Holder's Registrable Securities.

                 4. Expenses of Registration. The Company shall bear and pay all expenses incurred in connection with the registration, filing or qualification of Registrable Securities with respect to the registration pursuant to Section 2 and the requirements of Section 3 for the Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating thereto and the fees and disbursements of counsel for the Company, but excluding underwriting discounts and commissions relating to Registrable Securities.

                 5. Adjustment for Stock Split or New Issuance. All references to the number of Shares and their value in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend, or new issuance of stock or other change in the Shares which may be made by the Company after the date of this Agreement.

                 6. Delay of Registration. The Holder shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

                 7. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

                          (a)     To the extent permitted by law, the Company
shall indemnify and hold harmless the Holder, any underwriter (as defined in the Securities Act) for the Holder and each person, if any, who controls the Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof)


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arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus (but only if such is not corrected in the final prospectus) contained therein or any amendments or supplements thereto,
(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading (but only if such is not corrected in the final prospectus), or
(iii) any violation or alleged violation by the Company in connection with the registration of Registrable Securities of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to the Holder, and any underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holder, or any underwriter or controlling person of the Holder.

                          (b)     To the extent permitted by law, the Holder
shall indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other shareholder selling securities in such registration statement and any controlling person of any such underwriter or other shareholder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration; and the holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 7(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this Section 7(b) exceed the gross proceeds from the offering received by the Holder.

                          (c)     Promptly after receipt by an indemnified
party under this Section 7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement


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thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.

                          (d)     The obligations of the Company and Holder
under this Section 7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement.

                 8. Assignment of Registration Rights. The registration rights granted hereunder may be assigned by the Holder to a transferee or assignee of the Registrable Securities; provided, however, that, except for a transfer to Daniel J. Eget, the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

                 9. Amendment of Agreement. Any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section shall be binding upon the Holder, each future holder of all the Registrable Securities, and the Company.

                 10. Contents of Agreement. This Agreement sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby. Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement.

                 11. Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally or sent by registered or certified mail, postage prepaid, as follows:


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                          If to the Company, to:

                          CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
                          410-17th Street, Suite 400
                          Denver, Colorado  80202
                          Attention:  Donald R. Jackson, Secretary

                          With a required copy to:

                          GALLAGHER, BRIODY & BUTLER
                          212 Carnegie Center, Suite 402
                          Princeton, New Jersey 08540
                          Attention:  Barbara J. Comly

                          If to Holder:

                          BINHAD, INC. (formerly known as CAPITOL
                          METALS CO., INC.)
                          c/o Daniel J. Eget
                          2850 Benedict Canyon Drive
                          Beverly Hills, California  90210

                          With a required copy to:

                          SULMEYER, KUPETZ, BAUMANN & ROTHMAN
                          300 South Grand Avenue, 14th Floor
                          Los Angeles, California 90071
                          Attention:  Victor A. Sahn

or to such other address as the addressee may have specified in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered.

                 12. California Law to Govern. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of California, without reference to conflicts-of-law principles.

                 13. Headings. All section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

                 14. Severability. Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions


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hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                 15. Counterparts. This Agreement may be executed in counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall become binding when one or more counterparts taken together shall have been executed and delivered by the parties. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

                 IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by its duly authorized officer on the date first above written.

                                        BINHAD, INC. (formerly known as
                                        CAPITOL METALS CO., INC.)
                                        a California corporation




                                        By: /s/ Daniel J. Eget
                                           -----------------------------------
                                            Daniel J. Eget
                                            Chief Executive Officer



                                        CONSOLIDATED CAPITAL OF NORTH AMERICA,
                                        INC., a Colorado corporation




                                        By: /s/ Christian Wolf
                                           -----------------------------------
                                            Christian Wolf
                                            Chief Executive Officer



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                                January 8, 1998





Board of Directors
Consolidated Capital of North America, Inc.
410 17th Street, Suite 400
Denver, Colorado  80202

To the Board of Directors:

                 In connection with the issuance of 269,349 common shares (the "Shares") of Consolidated Capital of North America, Inc., a Colorado corporation ("Consolidated"), to Binhad, Inc. (formerly known as Capitol Metals Co., Inc.), a California corporation ("Seller"), pursuant to the terms of an Asset Purchase Agreement, dated as of December 1, 1997 (the "Asset Purchase Agreement") between Consolidated ("Purchaser") and Seller, and the Order Approving Sale of Substantially All Property of the Estate Free and Clear of Liens and Interests, entered December 29, 1997 in the U.S. Bankruptcy Court (the "Sale Order"), pursuant to which the Purchaser has purchased substantially all of the assets of Seller and assumed certain liabilities of Seller, the undersigned acknowledges, represents, warrants and agrees to the following:

                 1. The Seller is acquiring the Shares for investment purpose only, and without intent to distribute the Shares, and acknowledges that: (i) the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), nor any applicable state securities law, and accordingly constitute "restricted securities" for purposes of the Securities Act and such state securities laws, (ii) the Seller will not be able to transfer the Shares except upon compliance with the registration requirements of the Securities Act and applicable state securities laws or exemptions therefrom; (iii) the certificates evidencing the Shares will contain a restrictive legend to the foregoing effect (as provided below); (iv) the purchase of the Shares is speculative and involves a high degree of risk; and
(v) the Seller is able to sustain the loss of the entire amount of its investment in the Shares.

                 2. The Seller acknowledges receipt of (a) Consolidated's Form 10-KSB for the fiscal year ended December 31, 1996, (b) Consolidated's Form 10-QSB for the quarter ended March 31 and September 30, 1997, (c) Consolidated's Form 10-QSB for the quarter ended June 30, 1997 and (d) Consolidated's Form 8-Ks dated January 23, 1997 and February 7, 1997.

                 3. The Seller (i) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Shares, or (ii) has been advised by attorneys, accountants, or other representatives having such knowledge and experience. The Seller acknowledges that it, its attorneys, accountants and other representatives have, prior to its execution of the Asset Purchase Agreement and the entry of the Sale Order, the opportunity to ask questions of, and to receive answers from Consolidated and Purchaser concerning Consolidated and Purchaser, its affiliates, business and financial condition.

                 4. The Seller will offer to sell and sell the Shares only in accordance with the registration provisions of the Securities Act, and accordingly, will offer to sell and sell the Shares only pursuant to an


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effective registration statement filed with the U.S. Securities and Exchange
Commission, or pursuant to an exemption from registration under the Securities Act.

                 5. The Seller will not offer to sell or sell the Shares in any jurisdiction except under circumstances that will result in compliance with the applicable laws thereof, and, except as provided in the Registration Agreement between the Purchaser and the Seller of even date herewith, the Seller will take at its own expense whatever action is required to permit offers, sales or the purchase and resale by it of the Shares.

                 6. The certificates evidencing the Shares will contain a restricted legend substantially similar to the following:

                 THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER STATE LAWS REGULATING THE ISSUANCE OF SECURITIES AND ARE PURCHASED PURSUANT TO AN INVESTMENT REPRESENTATION BY THE PURCHASER THEREOF. THESE SHARES SHALL NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED, WHETHER OR NOT FOR CONSIDERATION BY THE PURCHASER IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF ITS COUNSEL TO THE EFFECT THAT SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

                 7. The Seller shall indemnify and hold harmless Consolidated, each person who controls Consolidated within the meaning of the Securities Act, and each current officer and director of Consolidated, against losses, claims, damages or liabilities, joint or several, to which Consolidated or any of its officers or directors may become subject to under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based solely and exclusively upon any breach or violation by the Seller of its representations and agreements contained in this letter, and shall reimburse Consolidated, and its officers and directors for any legal and any other expense reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability or action. The rights to indemnification provided for in this Investment Letter shall be in addition to and not in substitution of any other rights or remedies to which Consolidated or such officer or director may be entitled under the Asset Purchase Agreement, in equity or otherwise.

                 IN WITNESS WHEREOF, the Seller has executed this letter as of the date set forth above.

                                        BINHAD, INC. (formerly known as
                                        CAPITOL METALS CO., INC.)

                                        By: /s/ Daniel J. Eget
                                           --------------------------------
                                            Daniel J. Eget
                                            Chief Executive Officer


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